UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           FORM 8-K/A - CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                October 26, 2005
                   -------------------------------------------
                        (Date of earliest event reported)

                             Kingston Systems, Inc.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                ------------------------------------------------
           (State or Other Jurisdiction of Registrant or Organization)

         0-15840                                         14-1688816
 ----------------------                      ---------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

          5 Wentworth Road
         Rye, New Hampshire                   03870             (603) 661-1626
 ---------------------------------------   ----------          -----------------
 (Address of Principal Executive Offices)  (Zip Code)         (Telephone Number)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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Section 1 - Registrant's Business and Operations

      Item 1.01 Entry into a Material Definitive Agreement.

      This Form 8-K/A amends a Form 8-K filed by Kingston Systems, Inc. (the "Company") on August 19, 2005.

      The Company's Form 8-K of August 19, 2005, disclosed that on August 18, 2005, the Company acquired 100% of the Issued and Outstanding Common Stock of Parallel Robotics Systems Corporation ("Robotics"). Thus, Robotics became a wholly-owned subsidiary of the Company.

      In addition, the Form 8-K of August 19, 2005, also disclosed that, thereafter, pursuant to an agreement between the Company, Robotics, and the Trust Flood Trust (the Trust"), the Trust was to be issued a promissory note (the "Note") by Robotics (as the Maker). In that connection, it was contemplated by the Company, the Trust, and Robotics that the Trust would acquire shares of stock in the Company by assigning as consideration its rights as Payee under the Note to the Company in exchange for newly issued shares of the Company's Common Stock, Par Value $0.01 per share, for a number of shares then yet to be determined.

      The Company, as the new Payee under the Note, would then cancel the Note and forgive the Debt and any obligations of Robotics under the Note. The Company proposed to do this because Robotics would not have issued its Common Stock to the Company unless the Company agreed to forgive the Debt to be owed by Robotics to the Company following the exchange of debt for equity.

      At the time that the Form 8-K of August 19, 2005, was filed, the exact principal balance of the Note was not yet capable of being calculated, so that the exact number of shares of the Company to be issued to the Trust had could also not yet be determined then.

      This Form 8-K/A amends the Company's Form 8-K of August 19, 2005, to disclose the following:

      Subsequently, the Trust, and Robotics signed the Exchange Agreement and the Note, dated October 26, 2005, copies of which are attached. (In that connection, copies were e-mailed to Special Counsel to the Company on October 27, 2005. However, Counsel resides in West Palm Beach, Florida, suffered a power outage from October 24, 2005, until November 3, 2005, could not use his computer or send or receive e-mails or faxes, and also experienced intermittent telephone disruptions. Thus, for some time, the Company was unable to communicate with Counsel to advise him of these events. Therefore, due to no fault of the Company, this Form 8-K/A is late.) The executed Note reflects a principal balance of $1,836,752.00, payable on demand, with interest at the rate of 8% per annum. Pursuant to the Exchange Agreement, the payee's rights under the Note were assigned by the Trust to the Company, and, in exchange, the Trust is to be issued 612,251 shares of the Company's Common Stock (Restricted). Thereafter, the Company, as the new Payee of the Note, cancelled the Note, thereby relieving Robotics of its obligations as Maker of the Note. Although the shares of Common Stock have not yet actually been issued and delivered to the Trust, the Company contemplates that this step will be taken very shortly.

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Section 3 - Securities and Trading Markets

      Item 3.02 Unregistered Sales of Equity Securities

      Pursuant to the Exchange Agreement, the Company will issue and deliver 612, 251 shares of its Common Stock to The Flood Trust, in a transaction exempt by virtue of Section 4(2) of the Securities Act, as amended.

Section 9 - Financial Statement and Exhibits

      Item 9.01 Financial Statement and Exhibits.

(c)   Exhibits.

Exhibit
Number                              Description Of Exhibit

Exhibit 10.1 Exchange Agreement dated October 26, 2005, between Kingston Systems, Inc., Parallel Robotics Systems Corporation, and The Flood Trust.


Exhibit 10.1(a) Promissory Noted dated October 26, 2005, issued by Parallel Robotics Systems Corporation to The Flood Trust.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kingston Systems, Inc.                                    Date: November 7, 2005
(Registrant)

/s/ Ralph McKittrick
--------------------------
Ralph McKittrick




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